Exhibit 99(1)

News Release	HESS CORPORATION Investor Contact: Jay Wilson (212) 536-8940 Media Contact: Jon Pepper (212) 536-8550

HESS REPORTS ESTIMATED RESULTS FOR THE FOURTH QUARTER OF 2012

Fourth Quarter Highlights:

●	Net income was $566 million, compared with a net loss of $131 million in the fourth quarter of 2011

●	Net income excluding items affecting comparability between periods was $409 million compared with $394 million in the fourth quarter of 2011

●	Oil and gas production increased to 396,000 barrels of oil equivalent per day, up from 367,000 in the fourth quarter of 2011

●	Net cash provided by operating activities was $1,570 million, compared with $1,138 million in the fourth quarter of 2011

●	Year-end total proved reserves were 1,553 million barrels of oil equivalent; reserve replacement for 2012 was 141 percent

NEW YORK, January 30, 2013 -- Hess Corporation (NYSE: HES) reported net income of $566 million for the fourth quarter of 2012, compared with a net loss of $131 million for the fourth quarter of 2011.  The after-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Years Ended
	December 31, (unaudited)		December 31, (unaudited)
	2012	2011	2012	2011
	(In millions, except per share amounts)
Exploration and Production	$517	$527	$2,404	$2,675
Marketing and Refining	159	(561)	231	(584)
Corporate	(43)	(40)	(158)	(154)
Interest expense	(67)	(57)	(260)	(234)
Net income (loss) attributable to Hess Corporation	$566	$(131)	$2,217	$1,703
Net income (loss) per share (diluted)	$1.66	$(.39)	$6.52	$5.01
Weighted average number of shares (diluted)	340.5	337.5	340.3	339.9
Note: See page 3 for a table of items affecting comparability of earnings between periods.

Exploration and Production earnings were $517 million in the fourth quarter of 2012, compared with $527 million in the fourth quarter of 2011.  Fourth quarter oil and gas production was 396,000 barrels of oil equivalent per day, up from 367,000 barrels of oil equivalent per day in the fourth quarter a year ago, primarily reflecting an increase in production from the Bakken oil shale play and the resumption of operations in Libya, partly offset by the shut-in of the Valhall Field in Norway for the quarter due to the redevelopment project.  Net production from the Bakken oil shale play averaged 64,000 barrels of oil equivalent per day in the fourth quarter of 2012, an increase of 68% from 38,000 barrels of oil equivalent per day in the same period last year.  The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $84.46 per barrel, down from $89.70 per barrel in the same quarter a year ago.  The average worldwide natural gas selling price was $6.60 per mcf in the fourth quarter of 2012, up from $6.32 per mcf in the fourth quarter of 2011.  Fourth quarter 2012 exploration expenses included total dry hole expenses of $167 million ($102 million after-tax), primarily associated with two exploration wells, Ness Deep in the Gulf of Mexico and Ajek-1 offshore, Indonesia.

In 2012, the Corporation announced divestitures totaling $2.4 billion as part of the strategic reshaping of its Exploration and Production asset portfolio.  The sale of the Corporation's interest in the Bittern Field in the United Kingdom North Sea was completed in the fourth quarter of 2012 and follows the completion of the sales of the Schiehallion Field, offshore United Kingdom, and the Snohvit Field, offshore Norway, earlier in the year.  The sale of the Corporation's interest in the Beryl Field in the United Kingdom North Sea was completed in January 2013 and the divestiture of our assets in Azerbaijan is expected to be completed by the end of March 2013.  In addition, as previously announced, the Corporation has commenced a sales process for its Russian subsidiary, Samara-Nafta, and its Eagle Ford assets in Texas.

Oil and gas proved reserves were 1,553 million barrels of oil equivalent at the end of 2012, compared with 1,573 million barrels at the end of 2011. During 2012, the Corporation added 214 million barrels of oil equivalent to proved reserves and sold 83 million barrels of oil equivalent of proved reserves through asset dispositions.  The additions, which are subject to final review, replaced approximately 141 percent of the Corporation’s 2012 production, resulting in a reserve life of 10.3 years.

Marketing and Refining generated income of $159 million in the fourth quarter of 2012, compared with a loss of $561 million in the same period in 2011.  Marketing earnings were $152 million, up from $48 million in the same quarter of 2011 primarily as a result of income from the partial liquidation of LIFO inventories, and higher margins.  Operations at our Port Reading refining facility in New Jersey generated income of $8 million in the fourth quarter of 2012, compared with a loss of $6 million in the fourth quarter of 2011, principally due to higher margins.  Trading activities generated a loss of $1 million in the fourth quarter of 2012 and a loss of $11 million in the fourth quarter of last year.

Earlier this week, the Corporation announced that the Port Reading refinery will be closed in February.  Upon closure of Port Reading, which follows the shutdown of the HOVENSA L.L.C. refinery in St. Croix, U.S. Virgin Islands in early 2012, the Corporation will have completely exited the refining business.  The Corporation also announced that it will commence a process to sell its terminal network.  Following these actions, over 90 percent of Hess’ capital employed will be in its Exploration and Production business.

The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods:

	Three Months Ended		Years Ended
	December 31, (unaudited)		December 31, (unaudited)
	2012	2011	2012	2011
	(In millions)
Exploration and Production	$86	$-	$148	$244
Marketing and Refining	71	(525)	71	(525)
	$157	$(525)	$219	$(281)

Fourth quarter 2012 Exploration and Production results included an after-tax gain of $172 million relating to the sale of the Corporation’s interest in the Bittern Field in the United Kingdom North Sea.  The results also included an income tax charge of $86 million for a disputed application of an international tax treaty.  Fourth quarter 2012 Marketing and Refining results included after-tax income of $104 million from the partial liquidation of LIFO inventories and after-tax charges totaling $33 million for asset impairments and other charges.  Fourth quarter 2011 results included an after-tax charge of $525 million related to the shutdown of the HOVENSA refinery.

Net cash provided by operating activities was $1,570 million in the fourth quarter of 2012, compared with $1,138 million in the same quarter of 2011.  Capital and exploratory expenditures were $1,914 million, of which $1,887 million related to Exploration and Production operations.  Capital and exploratory expenditures for the fourth quarter of 2011 were $2,236 million, of which $2,185 million related to Exploration and Production operations.

At December 31, 2012, cash and cash equivalents totaled $642 million, compared with $351 million at December 31, 2011.  Total debt was $8,111 million at December 31, 2012 and $6,057 million at December 31, 2011.  The Corporation’s debt to capitalization ratio at December 31, 2012 was 27.5 percent, compared with 24.6 percent at the end of 2011.

Hess Corporation will review fourth quarter financial and operating results and other matters on a webcast at 10 a.m. today.  For details about the event, refer to the Investor Relations section of our website at http://www.hess.com.

Hess Corporation is a leading global independent energy company primarily engaged in the exploration and production of crude oil and natural gas, and the marketing of refined petroleum products, natural gas and electricity.  More information on Hess Corporation is available at http://www.hess.com.

Forward-looking Statements
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2012	2011	2012
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$9,511	$9,733	$9,194
Income (loss) from equity investment in HOVENSA L.L.C.	-	(940)	-
Gains on asset sales	172	-	376
Other, net	15	31	49
Total revenues and non-operating income	9,698	8,824	9,619
Costs and Expenses
Cost of products sold (excluding items shown separately below)	6,250	6,712	6,019
Production expenses	690	613	712
Marketing expenses	282	273	259
Exploration expenses, including dry holes and lease impairment	362	426	259
Other operating expenses	43	44	41
General and administrative expenses	201	187	167
Interest expense	106	93	104
Depreciation, depletion and amortization	751	674	748
Asset impairments	16	-	208
Total costs and expenses	8,701	9,022	8,517
Income (loss) before income taxes	997	(198)	1,102
Provision (benefit) for income taxes	429	(64)	510
Net income (loss)	568	(134)	592
Less: Net income (loss) attributable to noncontrolling interests	2	(3)	35
Net income (loss) attributable to Hess Corporation	$566	$(131)	$557

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$7	$(8)	$7
Capitalized interest	10	5	8

Cash Flow Information
Net cash provided by operating activities (a)	$1,570	$1,138	$1,862

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,069	$1,372	$1,210
International	818	813	1,050
Total Exploration and Production	1,887	2,185	2,260
Marketing, Refining and Corporate	27	51	27
Total Capital and Exploratory Expenditures	$1,914	$2,236	$2,287
Exploration expenses charged to income included above
United States	$33	$51	$39
International	102	70	88

	$135	$121	$127

(a)  Includes changes in working capital.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Years Ended December 31,
	2012	2011
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$37,691	$38,466
Income (loss) from equity investment in HOVENSA L.L.C.	-	(1,073)
Gains on asset sales	584	446
Other, net	98	32
Total revenues and non-operating income	38,373	37,871
Costs and Expenses
Cost of products sold (excluding items shown separately below)	24,917	26,774
Production expenses	2,752	2,352
Marketing expenses	1,057	1,069
Exploration expenses, including dry holes and lease impairment	1,070	1,195
Other operating expenses	166	171
General and administrative expenses	707	702
Interest expense	419	383
Depreciation, depletion and amortization	2,949	2,406
Asset impairments	283	358
Total costs and expenses	34,320	35,410
Income (loss) before income taxes	4,053	2,461
Provision (benefit) for income taxes	1,798	785
Net income (loss)	2,255	1,676
Less: Net income (loss) attributable to noncontrolling interests	38	(27)
Net income (loss) attributable to Hess Corporation	$2,217	$1,703

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$18	$(15)
Capitalized interest	28	13

Cash Flow Information
Net cash provided by operating activities (a)	$5,660	$4,984

Capital and Exploratory Expenditures
Exploration and Production
United States	$4,763	$4,305
International	3,383	3,039
Total Exploration and Production	8,146	7,344
Marketing, Refining and Corporate	119	118
Total Capital and Exploratory Expenditures	$8,265	$7,462
Exploration expenses charged to income included above
United States	$142	$197
International	328	259

	$470	$456

(a)  Includes changes in working capital.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	December 31,
	2012	2011
Balance Sheet Information

Cash and cash equivalents	$642	$351
Other current assets	7,667	7,988
Investments	443	384
Property, plant and equipment – net	29,122	24,712
Other long-term assets	5,720	5,701
Total assets	$43,594	$39,136

Short-term debt and current maturities of long-term debt	$787	$52
Other current liabilities	7,556	8,048
Long-term debt	7,324	6,005
Other long-term liabilities	6,532	6,439
Total equity excluding other comprehensive income (loss)	21,888	19,659
Accumulated other comprehensive income (loss)	(493)	(1,067)
Total liabilities and equity	$43,594	$39,136

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)

	Fourth Quarter 2012
	United States		International		Total
Sales and other operating revenues	$1,116		$1,461		$2,577
Gains on asset sales	-		172		172
Other, net	(1)		28		27
Total revenues and non-operating income	1,115		1,661		2,776
Costs and expenses
Production expenses, including related taxes	232		458		690
Exploration expenses, including dry holes and lease impairment	205		157		362
General, administrative and other expenses	59		32		91
Depreciation, depletion and amortization	399		327		726
Asset impairments	-		-		-
Total costs and expenses	895		974		1,869
Results of operations before income taxes	220		687		907
Provision (benefit) for income taxes	77		313		390
Results of operations attributable to Hess Corporation	$143	(a)	$374	(b)	$517

	Fourth Quarter 2011
	United States		International		Total
Sales and other operating revenues	$937		$1,662		$2,599
Gains on asset sales	-		-		-
Other, net	3		25		28
Total revenues and non-operating income	940		1,687		2,627
Costs and expenses
Production expenses, including related taxes	170		443		613
Exploration expenses, including dry holes and lease impairment	118		308		426
General, administrative and other expenses	49		33		82
Depreciation, depletion and amortization	273		378		651
Asset impairments	-		-		-
Total costs and expenses	610		1,162		1,772
Results of operations before income taxes	330		525		855
Provision (benefit) for income taxes	130		198		328
Results of operations attributable to Hess Corporation	$200		$327	(b)	$527

	Third Quarter 2012
	United States		International		Total
Sales and other operating revenues	$1,022		$1,685		$2,707
Gains on asset sales	-		376		376
Other, net	18		26		44
Total revenues and non-operating income	1,040		2,087		3,127
Costs and expenses
Production expenses, including related taxes	241		471		712
Exploration expenses, including dry holes and lease impairment	68		191		259
General, administrative and other expenses	49		30		79
Depreciation, depletion and amortization	393		332		725
Asset impairments	58		150		208
Total costs and expenses	809		1,174		1,983
Results of operations before income taxes	231		913		1,144
Provision (benefit) for income taxes	91		445		536
Results of operations attributable to Hess Corporation	$140	(a)	$468	(b)	$608

(a)	The after-tax losses from crude oil hedging activities were $5 million in both the third and fourth quarter of 2012.
(b)	The after-tax losses from crude oil hedging activities were $92 million in the fourth quarter of 2012, $83 million in the fourth quarter of 2011 and $89 million in the third quarter of 2012.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)

	Year Ended December 31, 2012
	United States		International		Total
Sales and other operating revenues	$4,104		$6,789		$10,893
Gains on asset sales	-		584		584
Other, net	18		81		99
Total revenues and non-operating income	4,122		7,454		11,576
Costs and expenses
Production expenses, including related taxes	957		1,795		2,752
Exploration expenses, including dry holes and lease impairment	426		644		1,070
General, administrative and other expenses	196		118		314
Depreciation, depletion and amortization	1,406		1,447		2,853
Asset impairments	117		150		267
Total costs and expenses	3,102		4,154		7,256
Results of operations before income taxes	1,020		3,300		4,320
Provision (benefit) for income taxes	390		1,526		1,916
Results of operations attributable to Hess Corporation	$630	(a)	$1,774	(b)	$2,404

	Year Ended December 31, 2011
	United States		International		Total
Sales and other operating revenues	$3,371		$6,676		$10,047
Gains on asset sales	-		446		446
Other, net	(7)		25		18
Total revenues and non-operating income	3,364		7,147		10,511
Costs and expenses
Production expenses, including related taxes	660		1,692		2,352
Exploration expenses, including dry holes and lease impairment	475		720		1,195
General, administrative and other expenses	190		123		313
Depreciation, depletion and amortization	800		1,505		2,305
Asset impairments	16		342		358
Total costs and expenses	2,141		4,382		6,523
Results of operations before income taxes	1,223		2,765		3,988
Provision (benefit) for income taxes	470		843		1,313
Results of operations attributable to Hess Corporation	$753		$1,922	(b)	$2,675

(a)	The after-tax losses from crude oil hedging activities were $39 million for the year ended December 31, 2012.
(b)	The after-tax losses from crude oil hedging activities were $392 million for the year ended December 31, 2012 and $327 million for the corresponding period of 2011.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2012	2011	2012
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	118	89	109
Europe	64	95	80
Africa	77	54	75
Asia	16	13	17
Total	275	251	281

Natural gas liquids - barrels
United States	18	13	16
Europe	2	4	2
Asia	1	1	1
Total	21	18	19

Natural gas - mcf
United States	138	90	116
Europe	22	92	36
Asia and other	441	408	462
Total	601	590	614
Barrels of oil equivalent	396	367	402

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$91.74	$100.76	$90.17
Europe	61.01	77.18	75.08
Africa	87.27	85.49	90.78
Asia	106.28	111.08	102.85
Worldwide	84.46	89.70	86.69

Crude oil - per barrel (excluding hedging)
United States	$92.63	$100.76	$90.87
Europe	61.29	77.18	75.36
Africa	109.76	109.28	110.33
Asia	107.86	111.08	103.20
Worldwide	90.86	95.16	92.35

Natural gas liquids - per barrel
United States	$36.21	$57.86	$38.35
Europe	85.62	66.47	56.82
Asia	85.24	66.18	64.67
Worldwide	44.66	59.81	41.71

Natural gas - per mcf
United States	$2.72	$2.50	$2.18
Europe	9.06	8.88	9.15
Asia and other	7.68	6.57	6.56
Worldwide	6.60	6.32	5.88

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Years Ended December 31,
	2012	2011
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	108	81
Europe	84	89
Africa	75	66
Asia	17	13
Total	284	249

Natural gas liquids - barrels
United States	16	13
Europe	2	3
Asia	1	1
Total	19	17

Natural gas - mcf
United States	119	100
Europe	43	81
Asia and other	454	442
Total	616	623
Barrels of oil equivalent	406	370

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$92.32	$98.56
Europe	74.14	80.18
Africa	89.02	88.46
Asia	107.45	111.71
Worldwide	86.94	89.99

Crude oil - per barrel (excluding hedging)
United States	$93.96	$98.56
Europe	75.06	80.18
Africa	110.92	110.28
Asia	109.35	111.71
Worldwide	93.70	95.60

Natural gas liquids - per barrel
United States	$40.75	$58.59
Europe	78.43	75.49
Asia	77.92	72.29
Worldwide	47.81	62.72

Natural gas - per mcf
United States	$2.09	$3.39
Europe	9.50	8.79
Asia and other	6.90	6.02
Worldwide	6.16	5.96

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2012	2011	2012
Financial Information (in millions)

Marketing and Refining Results
Income (loss) before income taxes	$265	$(885)	$84
Provision (benefit) for income taxes	106	(324)	31
Results of operations attributable to Hess Corporation	$159	$(561)	$53

Summary of Marketing and Refining Results
Marketing	$152	$48	$17
Refining	8	(598)	18
Trading	(1)	(11)	18
Results of operations attributable to Hess Corporation	$159	$(561)	$53

Operating Data

Sales Volumes
Refined petroleum products (thousands of barrels per day)
Gasoline	201	214	214
Distillates	126	143	102
Residuals	49	65	48
Other	10	19	10
Total	386	441	374

Natural gas (thousands of mcf per day)	2,700	2,200	1,900

Electricity (megawatts round the clock)	4,400	4,100	4,800

Retail Marketing
Number of retail stations (a)	1,361	1,360	1,361
Convenience store revenue (in millions) (b)	$268	$290	$295
Average gasoline volume per station (thousands of gallons per month) (b)	194	195	196

Port Reading
Refinery throughput (thousands of barrels per day)	50	58	68
Refinery utilization (capacity - 70,000 barrels per day)	72.0%	82.9%	97.0%

(a)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(b)	Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

	Years Ended December 31,
	2012	2011
Financial Information (in millions)

Marketing and Refining Results
Income (loss) before income taxes	$376	$(857)
Provision (benefit) for income taxes	145	(273)
Results of operations attributable to Hess Corporation	$231	$(584)

Summary of Marketing and Refining Results
Marketing	$209	$185
Refining	28	(728)
Trading	(6)	(41)
Results of operations attributable to Hess Corporation	$231	$(584)

Operating Data

Sales Volumes
Refined petroleum products (thousands of barrels per day)
Gasoline	209	222
Distillates	113	123
Residuals	53	65
Other	14	20
Total	389	430

Natural gas (thousands of mcf per day)	2,300	2,200

Electricity (megawatts round the clock)	4,500	4,400

Retail Marketing
Number of retail stations (a)	1,361	1,360
Convenience store revenue (in millions) (b)	$1,123	$1,189
Average gasoline volume per station (thousands of gallons per month) (b)	192	195

Port Reading
Refinery throughput (thousands of barrels per day)	59	63
Refinery utilization (capacity - 70,000 barrels per day)	83.6%	90.0%

(a)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(b)	Company operated only.